                                                                    EXHIBIT 99.4

               PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

The following unaudited pro forma combined condensed balance sheet as of March 31, 1998, and the unaudited pro forma combined condensed statements of income for the three month periods ended March 31, 1998 and 1997, and for the years ended December 31, 1997, 1996, and 1995 combine the historical financial statements of First American and Deposit Guaranty. The pro forma combined condensed statements give effect to the acquisition of Deposit Guaranty with First American as if the acquisition occurred on March 31, 1998, with respect to the balance sheet, and of January 1, 1995, for the income statements. The pro forma combined condensed statements give effect to the merger of First American with Deposit Guaranty under the pooling-of-interests method of accounting. The pooling-of-interests method of accounting combines assets and liabilities at their historical bases and restates the results of operations as if First American and Deposit Guaranty had been combined at the beginning of the reported period.

The unaudited pro forma combined condensed statements of income do not include nonrecurring merger-related charges. It is anticipated that approximately $71 million, after tax, will be expensed as incurred in connection with the merger of First American and Deposit Guaranty.

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET

The following unaudited pro forma combined condensed balance sheet combines the consolidated historical balance sheets of First American and Deposit Guaranty, assuming the companies had been combined as of March 31, 1998 on a pooling of interest accounting basis.





                                                                                              AT MARCH 31, 1998

                                                                                FIRST       DEPOSIT       PROFORMA
                                                                               AMERICAN     GUARANTY     ADJUSTMENT    COMBINED
                                                                             ----------------------------------------------------
                                                                                           (DOLLARS IN THOUSANDS)
Assets
     Cash and due from other banks                                           $   539,902      410,163                   950,065
     Time deposits with other banks                                               63,840        3,155                    66,995
     Securities:
         Held to maturity                                                        648,964      180,758                   829,722
         Available for sale                                                    2,293,754    1,578,149                 3,871,903
                                                                             ---------------------------------------------------
             Total securities                                                  2,942,718    1,758,907                 4,701,625
                                                                             ---------------------------------------------------
     Federal funds sold and securities purchased under agreements to resell       39,417        7,692                    47,109
     Trading account securities                                                   70,001        3,119                    73,120
     Total loans                                                               6,915,722    4,537,753                11,453,475
     Unearned discount and net deferred loan fees                                  4,402        1,765                     6,167
                                                                             ---------------------------------------------------
         Loans, net of unearned discount and net deferred loan fees            6,911,320    4,535,988                11,447,308
     Allowance for possible loan losses                                          114,854       65,603                   180,457
                                                                             ---------------------------------------------------
         Total net loans                                                       6,796,466    4,470,385                11,266,851
     Premises and equipment, net                                                 200,753      171,980                   372,733
     Foreclosed properties                                                         3,679        4,936                     8,615
     Other assets                                                                404,813      320,746 a   31,000        756,559
                                                                             ---------------------------------------------------
         Total assets                                                        $11,061,589    7,151,083     31,000     18,243,672
                                                                             ===================================================

Liabilities
     Deposits                                                                $ 8,061,418    5,579,242                13,640,660
     Short-term borrowings                                                     1,377,271      522,857                 1,900,128
     Long-term debt                                                              409,514      271,354                   680,868
     Other liabilities                                                           321,849      129,183 a  102,000        553,032
                                                                             ---------------------------------------------------
         Total liabilities                                                    10,170,052    6,502,636    102,000     16,774,688
                                                                             ---------------------------------------------------

Shareholders' equity
     Common stock                                                                144,475       22,775 b   98,973       266,223
     Additional paid-in capital                                                   77,015      155,613 b  -98,973       133,655
     Retained earnings                                                           697,046      470,828 a  -71,000     1,096,874
     Other                                                                       -30,984            0                  -30,984
                                                                             --------------------------------------------------
         Realized shareholders' equity                                           887,552      649,216    -71,000     1,465,768
     Net unrealized gains (losses) on securities available for sale,
         net of tax                                                                3,985         -769                    3,216
                                                                             --------------------------------------------------
         Total shareholders' equity                                              891,537    6,748,447   -71,000     1,468,984
                                                                             --------------------------------------------------
         Total liabilities and shareholders' equity                          $11,061,589    7,151,083     31,000    18,243,672
                                                                             ==================================================


 A To record a liability for estimated one-time charges of $71,000,000, after taxes, for various items such as investment bankers fees, severance, and systems and software writeoffs, as well as a related deferred tax asset in the amount of $31,000,000.

 B Reclassification of $98,973,000 of additional paid-in capital surplus to common stock to reflect the common stock of First American Corporation of $144,475,000 plus the $2.50 par value of 48,669,000 shares of First American Corporation common stock to be issued to effect the merger.

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

The following unaudited pro forma combined condensed statement of income presents the combined statement of income of First American and Deposit Guaranty, assuming the companies had been combined as of January 1, 1998 on a pooling of interest accounting basis.

                                                                                          THREE MONTHS ENDED MARCH 31, 1998
                                                                                      FIRST           DEPOSIT
                                                                                    AMERICAN          GUARANTY         COMBINED
                                                                                    -------------------------------------------
                                                                                      (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

Interest income
                Interest and fees on loans                                          $151,298           93,650           244,948
                Interest and dividends on securities                                  43,580           26,814            70,394
                Other interest income                                                  2,042              480             2,522
                                                                                    -------------------------------------------
                              Total interest income                                  196,920          120,944           317,864
                                                                                    -------------------------------------------

Interest expense
                Interest on deposits                                                  71,061           40,317           111,378
                Interest on short-term borrowings                                     17,357            7,418            24,775
                Interest on long-term debt                                             6,119            3,075             9,194
                                                                                    -------------------------------------------
                              Total interest expense                                  94,537           50,810           145,347

Net interest income                                                                  102,383           70,134           172,517

Provision for loan losses                                                              4,000            2,000             6,000
                                                                                    -------------------------------------------
                Net interest income after provision for loan losses                   98,383           68,134           166,517
                                                                                    -------------------------------------------
Noninterest income                                                                    69,039           34,343           103,382
Net realized gain (loss) on sales and writedowns of securities                         1,100              581             1,681
                                                                                    -------------------------------------------
                              Total noninterest income                                70,139           34,924           105,063
                                                                                    -------------------------------------------
Noninterest expense                                                                  108,086           66,028           174,114
                                                                                    -------------------------------------------
Income before income tax expense                                                      60,436           37,030            97,466
Income tax expense                                                                    22,790           12,690            35,480
                                                                                    -------------------------------------------
                Net income                                                          $ 37,646           24,340            61,986
                                                                                    ===========================================

Per common share:
                Net income - basic                                                  $   0.66             0.60              0.59
                Net income - diluted                                                $   0.64             0.59              0.58

Weighted-average common shares outstanding - basic                                    57,118           40,850           104,913
Weighted-average common shares outstanding - diluted                                  59,096           41,278           107,391

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

The following unaudited pro forma combined condensed statement of income presents the combined statement of income of First American and Deposit Guaranty, assuming the companies had been combined as of January 1, 1997 on a pooling of interest accounting basis.

                                                                                       THREE MONTHS ENDED MARCH 31, 1997
                                                                                   FIRST           DEPOSIT
                                                                                 AMERICAN          GUARANTY         COMBINED
                                                                                --------------------------------------------
                                                                                   (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
Interest income
                Interest and fees on loans                                      $ 138,702           90,639           229,341
                Interest and dividends on securities                               40,567           29,262            69,829
                Other interest income                                               2,031            1,072             3,103
                                                                                --------------------------------------------
                              Total interest income                               181,300          120,973           302,273
                                                                                --------------------------------------------
Interest expense
                Interest on deposits                                               70,054           41,140           111,194
                Interest on short-term borrowings                                  13,356            6,910            20,266
                Interest on long-term debt                                          4,956            1,477             6,433
                                                                                --------------------------------------------
                              Total interest expense                               88,366           49,527           137,893
Net interest income                                                                92,934           71,446           164,380

Provision for loan losses                                                               0            1,875             1,875
                                                                                --------------------------------------------
                Net interest income after provision for loan losses                92,934           69,571           162,505
                                                                                --------------------------------------------
Noninterest income                                                                 61,604           30,565            92,169
Net realized gain on sales and writedowns of securities                               147               86               233
                                                                                --------------------------------------------
                              Total noninterest income                             61,751           30,651            92,402
                                                                                --------------------------------------------
Noninterest expense                                                                99,537           66,316           165,853
                                                                                --------------------------------------------
Income before income tax expense                                                   55,148           33,906            89,054
Income tax expense                                                                 21,118           11,293            32,411
                                                                                --------------------------------------------
                Net income                                                      $  34,030           22,613            56,643
                                                                                ============================================
Per common share:
                Net income - basic                                              $    0.58             0.54              0.52
                Net income - diluted                                            $    0.56             0.53              0.51

Weighted-average common shares outstanding - basic                                 59,081           42,201           108,456
Weighted-average common shares outstanding - diluted                               60,757           42,519           110,504

                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

The following unaudited pro forma combined condensed statement of income presents the combined statement of income of First American and Deposit Guaranty, assuming the companies had been combined as of January 1, 1997 on a pooling of interest accounting basis.




                                                                                        YEAR ENDED DECEMBER 31, 1997
                                                                                     FIRST        DEPOSIT
                                                                                   AMERICAN       GUARANTY     COMBINED
                                                                             -----------------------------------------------
                                                                                  (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

Interest income
         Interest and fees on loans                                           $     583,453        372,016       955,469
         Interest and dividends on securities                                       160,669        110,992       271,661
         Other interest income                                                        8,336          2,457        10,793
                                                                              -------------------------------------------
                      Total interest income                                         752,458        485,465     1,237,923
                                                                              -------------------------------------------

Interest expense
         Interest on deposits                                                       288,202        163,779       451,981
         Interest on short-term borrowings                                           61,287         28,780        90,067
         Interest on long-term debt                                                  19,559          8,310        27,869
                                                                              -------------------------------------------
                      Total interest expense                                        369,048        200,869       569,917

Net interest income                                                                 383,410        284,596       668,006

Provision for loan losses                                                             5,000          7,500        12,500
                                                                              -------------------------------------------

         Net interest income after provision for loan losses                        378,410        277,096       655,506
                                                                              -------------------------------------------

Noninterest income                                                                  257,445        131,517       388,962
Net realized gain on sales and writedowns of securities                               2,149          2,086         4,235
                                                                              -------------------------------------------
                      Total noninterest income                                      259,594        133,603       393,197
                                                                              -------------------------------------------

Noninterest expense                                                                 402,002        271,047       673,049
                                                                              -------------------------------------------

Income from continuing operations before income tax expense                         236,002        139,652       375,654
Income tax expense                                                                   90,530         47,372       137,902
                                                                              -------------------------------------------
         Net income                                                           $     145,472         92,280       237,752
                                                                              -------------------------------------------

Per common share:
         Net income - basic                                                   $        2.48           2.25          2.23
         Net income - diluted                                                 $        2.40           2.23          2.18

Weighted-average common shares outstanding - basic                                   58,679         41,082       106,745
Weighted-average common shares outstanding - diluted                                 60,497         41,413       108,950
